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                                                                  Exhibit 10.1.3
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                                    RESTATED
                               TELXON CORPORATION
                             1990 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS
                        (AS AMENDED THROUGH AND EFFECTIVE
                             AS OF JANUARY 18, 2000)

1. PURPOSE OF THE PLAN. The purpose of this Plan is to promote the best interests of the Company and its stockholders by enabling the Company to attract and retain the services of experienced and knowledgeable independent directors by providing such directors the opportunity, pursuant to Options granted under the Plan, to acquire a proprietary interest in the Company and thereby encourage them to put forth their maximum efforts for the continued success and growth of the Company.

2. DEFINITIONS. In addition to such other capitalized terms as are defined elsewhere in this Plan, the following terms shall when used in this Plan have the respective meanings set forth below:

                  (a) "Act" means the Securities Exchange Act of 1934, as amended from time to time.

                  (b) "Authorized Shares" means the maximum aggregate number of shares of Common Stock specified in Section 4(a) as being authorized for issuance and sale under Options granted pursuant to the Plan, subject to adjustment thereof in accordance with Section 12.

                  (c) "Board" means the Board of Directors of the Company.

                  (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  (e) "Commission" means the United States Securities and Exchange Commission.

                  (f) "Committee" means the Committee appointed by the Board in accordance with Section 5(a), if a Committee is appointed. The members of such Committee shall be members of the Board. If no Committee has been appointed, any reference to the "Committee" shall be deemed a reference to the "Board."
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                  (g) "Common Stock" means the Common Stock, par value $.01 per share, of the Company.

                  (h) "Company" means Telxon Corporation, a Delaware corporation.

                  (i) "Director" means any person elected or duly appointed in accordance with the certificate of incorporation or by-laws of the Company, or applicable law, to serve on the Board.

                  (j) "Employee" means any person, including officers and Directors who are also officers, employed by the Company or any Subsidiary. The payment of director's fees by the Company shall not be sufficient to constitute a person as an "Employee" of the Company.

                  (k) "Family Member" means (i) the Optionee to whom an Option is granted under the Plan, the spouse or any sibling of the Optionee or any ancestor or lineal descendant (including, but not limited to, adopted and step children) of the Optionee or his or her spouse or sibling(s), (ii) a trust for the exclusive benefit of the Optionee and/or person(s) described in clause (i) of this Section 2(k), or the trustee of such a trust in his, her or its capacity as such, (iii) a partnership, corporation, limited liability company or similar entity the partners, stockholders or other owners of which include only the Optionee and/or person(s) described in clause (i) of this Section 2(k).

                  (l) "Non-Profit Organization" means any organization which is exempt from United States income taxes under Section 501(c)(3), (4),
         (5), (6), (7), (8) or (10) of the Code.

                  (m) "Option" means a right granted to a non-Employee Director pursuant to the Plan to purchase a specified number of shares of Common Stock at a specified price during a specified period and on such other terms and conditions as may be specified pursuant to the Plan. Options may be granted as Tax Qualified Options or as Options which do not qualify as Tax Qualified Options.

                  (n) "Option Agreement" means the written agreement evidencing an Option by and between the Company and the Optionee as required by
         Section 14.

                  (o) "Optioned Stock" means the Common Stock subject to an Option.

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                  (p) "Optionee" means a non-Employee Director who receives an
         Option.

                  (p) "Plan" means this Telxon Corporation 1990 Stock Option Plan for Non-Employee Directors.

                  (q) "Rule 16b-3" means Rule 16b-3 promulgated by the Commission under the Act or any similar successor regulation exempting certain transactions involving stock-based compensation arrangements from the liability provisions of Section 16 of the Act, as adopted and amended from time to time and as interpreted by formal or informal opinions of, and releases published or other interpretive advice provided by, the Staff of the Commission.

                  (r) "Securities Law Requirements" means the Securities Act of 1933, as amended from time to time, and the Act and the rules and regulations promulgated by the Commission under such laws, as such rules and regulations are adopted and amended from time to time, including but not limited to Rule 16b-3, and as all such laws, rules and regulations are interpreted by formal or informal opinions of, and releases published or other interpretive advice provided by, the Staff of the Commission, and the requirements of any stock exchange, automated inter-dealer quotation system or other recognized securities market on which the Common Stock is listed or traded or in which the Common Stock is included, as adopted and amended from time to time and as interpreted by formal or informal opinions of, and other interpretive advice provided by, the representatives of such stock exchange, quotation system or other securities market.

                  (s) "Shares" means the Common Stock as adjusted in accordance with Section 12.

                  (t) "Subsidiary" means a corporation of which not less than fifty percent (50%) of the voting shares are owned by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

                  (u) "Successor" means the estate of an Optionee or a person who succeeds by will or the laws of descent and distribution, or by a transfer made pursuant to Section 11(a)(1)(B) or 11(a)(1)(C), to an Optionee's right to exercise an Option.

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                  (v) "Tax Qualified Option" means an Option which is intended at the time of grant to qualify for special tax treatment under Section 422A or other particular provisions of the Code and the regulations, rulings and procedures promulgated, published or otherwise provided thereunder, as adopted and amended from time to time.

         3. QUALIFICATION OF PLAN. The Plan is intended to qualify for an exemption from the operation of Section 16(b) of the Act, pursuant to Rule 16b-3. Further, with respect to Options granted hereunder prior to November 1, 1996, the Plan is structured to comply with the requirements of Rule 16b-3(c)(2)(ii) as then in effect regarding disinterested administration and formula awards to ensure that Directors then receiving grants under the Plan continue to be "disinterested persons," as that term is defined in Rule 16b-3(c)(2)(i) as in effect prior to November 1, 1996, for the purpose of administering the Company's employee stock option plans under such Rule. Insofar as transactions under this Plan are thus intended to comply with all applicable conditions of Rule 16b-3, to the extent that any provision of the Plan or action by the Board or the Committee fails to so comply, such provision or action shall be deemed null and void to the extent permitted by law and deemed advisable by the Board or, but only with respect to actions taken by it, the Committee.

         4. STOCK SUBJECT TO THE PLAN.

                  (a) NUMBER OF SHARES ISSUABLE. Subject to adjustment in accordance with the provisions of Section 12, the maximum aggregate number of Authorized Shares which may be issued and sold under Options granted pursuant to the Plan is 400,000 shares of Common Stock. The Shares issued and sold upon the exercise of Options may be treasury Shares, Shares of original issue or a combination thereof.

                  (b) COMPUTATION OF SHARES AVAILABLE FOR GRANT. For purposes of computing the number of Authorized Shares available from time to time under the Plan for the grant of Options, the number of Shares subject to each Option granted pursuant to the Plan shall be provisionally counted against the Authorized Shares from and after the grant of such Option but only for so long as and to the extent that such Option shall remain outstanding and unexercised. Upon the exercise, in whole or in part, of an Option, the number of Shares issued upon such exercise shall be permanently deducted from the Authorized Shares, provided that no such permanent deduction shall be made, and the provisional deduction against the Authorized Shares shall be reversed, to the extent that the exercise price is paid through the delivery to the Company by the person exercising the option of Shares already owned by such person and/or through the withholding by the

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         Company of Shares from the total number of Shares with respect to which the Option is exercised. The provisional deduction against the Authorized Shares shall likewise be reversed to the extent of the unexercised portion of an Option upon the expiration, lapse, cancellation, surrender, forfeiture or other termination of such Option. The Shares covered by any such reversal of a provisional deduction against the Authorized Shares shall immediately become available for the granting of new Options under the Plan with respect thereto.

         5. ADMINISTRATION OF THE PLAN.

                  (a) PROCEDURE. The Plan shall be administered by the Board or the Board may, in its discretion, appoint a Committee to administer the Plan, subject to such terms and conditions as the Board may prescribe, which Committee, once appointed, shall continue to serve until otherwise directed by the Board; provided that the granting of Options under Section 6(c) and any action under the Plan affecting the number of Shares covered thereby, the exercise price payable thereunder or the times at which the same may be exercised (including, but not limited to, the acceleration of the vesting thereof or any extension of the period (subject to the maximum term fixed by Section 7(a)) during which such an Option may be exercised) shall not be taken by the Committee but shall lie solely within the authority of the full Board, subject to the abstention of the Optionee from any decision regarding any Option held by him or her. Subject to the provisions of the Plan, the Committee has authority to manage and control the operation of the Plan, interpret the provisions of the Plan, and prescribe, amend and rescind rules and regulations relating to the Plan. From time to time the Board may increase the size of the Committee and may appoint additional members thereof, remove members (with or without cause), fill vacancies however caused and remove all members of the Committee and thereafter directly administer the Plan.

                  (b) POWERS OF THE COMMITTEE. Subject to the provisions of this Plan, the Committee shall have the authority, in its sole discretion:

                           (i) To determine, upon review of relevant information
                  in accordance with Section 8(b) of the Plan, the "Fair Market Value" (as defined in said Section 8(b)) of the Shares;

                           (ii) To determine the terms and provisions of each
                  Option;

                           (iii) To amend any outstanding Option;

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                           (iv) To authorize any person to prepare and execute
                  on behalf of the Company any instrument deemed by the Committee to be necessary or advisable to evidence or effectuate the Plan, any Option granted thereunder or any amendment to the Plan or any Option;

                           (v) To interpret the Plan;

                           (vi) To prescribe, amend and rescind, if deemed
                  necessary or appropriate, rules and regulations relating to the Plan, to the extent not inconsistent with the Plan;

                           (vii) To make all other determinations the Committee
                  may deem necessary or advisable in connection with the administration of the Plan; and

                           (viii) To accelerate the time as of which any Option
                  shall vest and may be exercised by the Optionee; provided, however, that the Optionee shall not participate in any decision regarding acceleration of vesting of any Option held by him or her.

                  (c) EFFECT OF BOARD AND COMMITTEE DECISIONS. All decisions, determinations and actions of the Board and the Committee in connection with the construction, interpretation, administration, application, operation and implementation of the Plan shall be final, conclusive and binding on the Company, its stockholders and Subsidiaries, all Directors and Optionees and the respective legal representatives, heirs, successors and assigns of all of the foregoing and all other Successors or other persons claiming under or through any of them.

                  (d) EXCULPATION AND INDEMNIFICATION. No member of the Board or the Committee, and no Employee or other agent acting on behalf of the Board or the Committee, shall be personally liable for any decision, determination or action made or taken, or failed to be made or taken, with respect to this Plan or any Option granted hereunder, and the Company shall fully protect each such person in respect of any such decision, determination or action and shall indemnify each such person against any and all claims, losses, damages, expenses and liabilities arising from or in connection with any such decision, determination or action.

         6. ELIGIBILITY; FORMULA GRANTS.

                  (a) ELIGIBILITY. Each Director who is not an Employee shall be eligible to receive grants of Options under the Plan.

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                  (b) FORMULA GRANTS.

                           (i) INITIAL GRANTS. Each non-Employee Director who is
                  newly elected or appointed to the Board after May 19, 1992 shall automatically be granted an Option (the "Initial Grant") to purchase 25,000 Shares of Common Stock (subject to adjustment as provided in Section 12) on the day he or she joins the Board.

                           (ii) CONTINUING GRANTS. Each non-Employee Director
                  shall automatically be granted an Option (the "Continuing Grant") to purchase 10,000 Shares of Common Stock (subject to adjustment as provided in Section 12) on each anniversary of his or her election or last re-election to the Board so long as such Director is serving on the Board on the date of such anniversary.

                  (c) DISCRETIONARY GRANTS. In its sole discretion, the Board may at any time and from time to time while the Plan is in effect grant to any one or more of the non-Employee Directors Options to purchase Shares on such terms and subject to such provisions as the Board may, and the Board is hereby authorized to, determine (which terms and provisions need not be identical), including but not limited to, (i) the number of Shares subject to the Option, (ii) the exercise price per Share (subject to the provisions of Section 8), and (iii) whether the Option shall become exercisable over a period of time and when it shall be fully exercisable. Any Options granted under this Section 6(c) shall be in addition to those automatically granted to eligible Directors under Section 6(b) above, and there shall be no limit on the number of Options which may be granted to any one eligible Director or on the aggregate number of Shares subject to purchase thereunder.

         7. TERM OF OPTIONS; VESTING.

                  (a) TERM OF OPTIONS. The term of each Option shall be seven
         (7) years from the date of grant thereof provided that the Committee, if it intends that a particular Option qualify as a Tax-Qualified Option, shall observe such restrictions on the term of such Option as may be imposed by applicable tax laws in order for such Option so to qualify. In the exercise of its authority under Section 5(b)(iii), the Committee may extend the term of any Option outstanding under the Plan, provided that the term of the Option, as so extended, shall expire no later than ten (10) years after the date as of which the Option was originally granted. Each Option shall continue in effect in accordance with its terms notwithstanding that the Plan may be terminated prior to the expiration of the term of such Option.

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                  (b) VESTING.

                           (i) INITIAL GRANTS. Each Option constituting an
                  Initial Grant shall be exercisable as to one-third of the Shares subject to the Option after the first anniversary of the grant date, exercisable as to two-thirds of the Shares subject to the Option after the second anniversary of the grant date, and exercisable as to all or any part of the Shares subject to the Option after the third anniversary of the grant date.

                           (ii) CONTINUING GRANTS. Each Option constituting a
                  Continuing Grant shall be exercisable as to all or any part of the Shares subject to the Option after the third anniversary of the grant date.

                           (iii) DISCRETIONARY GRANTS. Each Option granted
                  pursuant to Section 6(c) shall be exercisable at such times and as to all or any part of the Shares subject to the Option as determined by the Board at the time of grant and reflected in the Option Agreement evidencing the same.

         8. EXERCISE PRICE.

                  (a) MINIMUM PRICE REQUIRED. The per Share exercise price for the Shares subject to an Option shall be (i) with respect to Options granted under Section 6(b), the Fair Market Value per Share as of the day prior to the date of grant of such Option, and (ii) with respect to Options granted under Section 6(c), such price per Share as the Board may determine at the time of grant and reflected in the Option Agreement evidencing the same, but in no event less than the Fair Market Value per Share as of the day prior to the date of grant.

                  (b) DEFINITION OF "FAIR MARKET VALUE". For all purposes under the Plan, "Fair Market Value" per Share shall be determined by the Committee in its sole discretion; provided that if the Shares are included in the NASDAQ National Market or listed on a stock exchange on the date as of which the same is to be determined, the Fair Market Value per Share shall be the closing price on such quotation system or exchange which is the principal trading market for the Shares on the date of determination or, if no sale price was reported for the Shares on the date of determination, the closing price on such principal trading market for the last trading day prior to the date of determination for which a sale price was reported; provided further, however, that if the foregoing method of determining Fair Market Value is inconsistent with the then existing tax law requirements with respect to any Option which the Committee intends to qualify as a Tax Qualified Option, then the Fair Market Value per Share shall be determined by

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         the Committee in such manner as is required for such Tax Qualified
         Option to qualify as such.

         9. FORM OF PAYMENT.

                  (a) ACCEPTABLE FORMS OF CONSIDERATION. Except as may otherwise be specified by the Committee in its sole discretion at the time of grant thereof and reflected in the Option Agreement evidencing such Option, the following forms of consideration will be accepted in payment of the exercise price for the Shares to be issued upon exercise of an Option: (i) cash, (ii) personal check, (iii) bank cashier's check, (iv) already owned Shares (duly endorsed for transfer with signature guaranteed), (v) Shares withheld from the Shares to be issued upon such exercise, (vi) subject to compliance with applicable law, a commitment for the delivery to the Company of proceeds from the sale, pursuant to a brokerage or similar arrangement, of Shares to be issued upon exercise of the Option, or (vii) any combination of the foregoing. The person or persons entitled to exercise the Option shall be entitled to elect from the foregoing forms of consideration the form(s) to be used in effecting payment with respect to a particular exercise; provided that any election by an Optionee or a Successor to use already owned Shares or have Shares withheld from those issuable upon such exercise shall be effective only if made in accordance with the applicable requirements of Rule 16b-3; and provided further that a commitment for the delivery to the Company of proceeds from the sale, pursuant to a brokerage or similar arrangement, of Shares to be issued upon exercise of an Option will not be accepted from an Optionee or a Successor if under Securities Law Requirements such a sale would be matched with such exercise to result in "short-swing" profit liability under Section 16(b) of the Act on the part of such Optionee or the Successor with respect to such transaction.

                  (b) VALUATION OF SHARES DELIVERED OR WITHHELD. Where already owned Shares, or Shares withheld from those issuable upon such exercise, are used in payment of the exercise price, such Shares shall be valued at Fair Market Value as of the day immediately preceding the date of exercise.

                  (c) DELIVERY OF ALREADY OWNED SHARES. The Company shall not be obligated to accept from an Optionee or a Successor Shares he or she already owns as full or partial payment of the exercise price of an Option unless such tender is accompanied by a written statement of the person entitled to exercise the Option certifying that either (i) the Shares tendered in payment were acquired other than through the exercise of a stock option granted by the Company, or (ii) the Shares tendered in payment were acquired through the exercise, on such date(s) as shall be recited in such

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         statement (any such Shares acquired through such an exercise occurring less than six (6) months prior to the date of exercise of the Option in respect of which such already owned Shares are tendered are ineligible for use as payment toward such Option exercise), of stock option(s) granted by the Company. The Committee may, in its sole discretion, accept, in lieu of physical delivery of the stock certificates evidencing such Shares, such constructive delivery of such Shares as may be satisfactory to the Committee.

         10. METHOD OF EXERCISE.

                  (a) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee and as permitted under the Plan. An Option may not be exercised for a fraction of a Share. In order to exercise an Option, the person or persons entitled to exercise it shall deliver to the Company written notice of the number of Shares with respect to which the Option is being exercised, accompanied by payment in full of the aggregate price for the Shares so to be acquired. To constitute an effective exercise of an Option, such notice and payment shall be addressed to the attention of the Treasurer of the Company and must be received at the principal executive office of the Company by 5:00 p.m., local time, on the date of expiration or termination of the Option. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends nor any other rights as a stockholder shall exist with respect to the Optioned Stock notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12.

                  Exercise of an Option shall result in a decrease in the number of Shares which thereafter shall be available for sale under such Option by the number of Shares as to which the Option is exercised, including any Shares withheld from the Shares to be issued pursuant to such exercise to cover the exercise price.

                  (b) TERMINATION OF SERVICE. Except as may otherwise be specified by the Committee in its sole discretion, in the event that an Optionee shall cease to be a Director (whether by reason of the Optionee's death or disability or otherwise), the Optionee or his Successor may exercise the Option (to the extent that the Option was entitled to be exercised at the time the Optionee ceased to be a Director) until the earlier of (i) the date three (3) years after the date Optionee ceased to be a Director (or, if the Committee intends that a particular Option qualify as a Tax Qualified Option, such lesser period of time within which the

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         applicable tax laws may require that the Option be exercised in order for such Option so to qualify) or (ii) the expiration date of such Option, and the Option shall terminate on the earlier of such dates.

         11.      LIMITED TRANSFERABILITY OF OPTIONS.

                  (a) Options granted under the Plan and any rights and privileges appertaining thereto (1) may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner by the Optionee other than (A) by will or the laws of descent and distribution, (B) pursuant to a "qualified domestic relations order" as defined in Code
         Section 414(p)(1)(B) and satisfying the requirements of Code Section 414(p)(1)(A), or (C) with the consent of the Committee in the exercise of its discretion, to (x) a Family Member, (y) a Non-Profit Organization, or (z) a charitable trust, and (2) shall not be subject to execution, attachment or similar process. Transfers pursuant to clauses (1)(C)(x) may be approved by the Committee if made by gift or other transfer without the payment of any cash or other economic consideration by the transferee to the transferor or by sale or other transfer for cash or other economic consideration or otherwise, whereas transfers pursuant to clauses (1)(C)(y) and (1)(C)(z) may be approved by the Committee only if made without the payment of any cash or other economic consideration by the transferee. A transfer of an Option pursuant to one of the foregoing clauses (1)(A)-(C) may relate to all or any part of the Shares (but must be for whole Shares) which then continue to be subject to such Option.

                           (i) Written evidence of a transfer made pursuant to
                  clauses (1)(A) or (1)(B), accompanied by the transferring Optionee's original copy of the Grant Agreement evidencing the transferred Option, shall be promptly provided to the Company upon the entry of the court order effecting, or other judicial authorization or direction of, such transfer. Upon the Committee's receipt of the foregoing, the Company shall cancel the original Option Agreement and re-issue a replacement Option Agreement to the transferee for the Option or portion thereof so transferred and to the transferring Optionee for any balance of the Option he or she retains without transfer.

                           (ii) Where an Optionee desires to make a transfer
                  pursuant to clause (1)(C), the Optionee shall, prior to making of such transfer. provide written notice to the Committee of the proposed transfer, which notice shall identify the proposed transferee by name, demonstrate that the proposed transferee is within one of the classes of transferees

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                  permitted by such clause, describe in reasonable detail the terms of the proposed transfer and demonstrate that the transfer will comply with the applicable requirements of
                  Section 15. Any transfer pursuant to clause (1)(C) shall otherwise be in form and substance reasonably acceptable to Committee; without limiting the generality of the foregoing, the Committee may condition its approval of such a transfer upon the transferor paying, or making other arrangements satisfactory to the Committee for the payment of, all withholding taxes, if any, which may required to be withheld in connection with the transfer. Upon the Committee's receipt and approval of the foregoing with respect to a proposed clause (1)(C) transfer, the Committee shall notify the Optionee proposing such transfer in writing of its approval of the transfer. Following receipt of such Committee approval, the Optionee shall be entitled to proceed with the transfer and shall provide the Company written notice of the consummation thereof. Upon the receipt of such consummation notice, the Company shall cancel the original Option Agreement and re-issue a replacement Option Agreement to the transferee for the Option or portion thereof so transferred and to the transferring Optionee for any balance of the Option he or she retains without transfer.

                  (b) Upon the transfer of an Option or portion thereof in accordance with Section 11(a), the transferee shall succeed to, and be entitled to exercise, all of the rights and privileges of the transferring Optionee with respect to the Option or portion thereof so transferred, provided that the transferred Option in the hands of the transferee shall continue to be subject to all of the terms, conditions and restrictions under the Plan and the Option Agreement with respect to such Option which would be applicable to the Option were it still held by the Optionee to whom it was originally granted, including, without limitation, any requirement for the continued exercisability or other effectiveness of the Option based upon the life, board membership or other status of the original Optionee. Any transferee succeeding to an Option, whether by direct transfer from the original Optionee or, as permitted by Section 11(c), through further intervening transfers, shall also be subject to such restrictions on the exercise thereof as may be applicable to such transferee as a matter of law which would have applied to the Option were it still held by the original Optionee.

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                  (c) A Family Member succeeding to an Option pursuant to
         Section 11(a)(1)(A) or Section 11(a)(1)(C)(x) may make further transfers of the Option or any portion thereof pursuant to Section 11(a)(1)(A) or, provided that the eligibility of the further transferee to received the transfer shall continue to be determined with reference to the original Optionee, pursuant to Section 11(a)(1)(C). However, a transferee of an Option pursuant to Section 11(a)(1)(A), 11(a)(1)(B), 11(a)(1)(C)(y) or 11(a)(1)(C)(z) shall not be entitled to make any further transfer of the Option, except that the rights of a transferee pursuant to Section 11(a)(1)(A) or 11(a)(1)(B) may be transferred, by will or the laws of descent and distribution. The rights of any further transferee permitted by this Section 11(c) shall, as in the case of each prior transferee as provided in Section 11(b), be subject to all of the terms, conditions and restrictions under the Plan and the Option Agreement with respect to such Option which would be applicable to the Option were it still held by the original Optionee.

                  (d) The restrictions on transferability set forth in Section 11(a) shall not be construed to limit the ability of an Optionee or Successor to elect to pay all or any portion of the exercise price using the form of consideration described in clause (vi) of Section 9(a).

                  (e) Notwithstanding anything in the foregoing provisions of this Section 11 to contrary effect, no transferee succeeding to an Option shall be entitled to exercise the transferred option unless there shall be in effect a registration statement on an appropriate form or other filing covering the shares to be acquired through such exercise as required from time to time under applicable Securities Law Requirements and any other applicable provisions of law, including without limitation, state "blue sky" laws and foreign (national and provincial) securities laws and the rules and regulations promulgated under any of such laws, or such transferee establishes, to the satisfaction of counsel for the Company, that there is an applicable exemption from such Securities Law Requirements and other applicable laws.

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

         12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

                  (c) ADJUSTMENTS, IN GENERAL. Subject to the provisions of Paragraph (b) of this Section 12 and to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which due to the expiration, lapse, cancellation, surrender, forfeiture or other termination of an Option under this Plan are again available for grant, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of Shares or any other increase or decrease in the aggregate number of issued and outstanding Shares effected without receipt of consideration by the Company; provided, however, that the issuance of Shares pursuant to the conversion or exchange of any securities of the Company convertible into or exchangeable for Shares shall not be deemed to have been "effected without receipt of consideration." Any fractional Shares which would otherwise result from any such adjustments shall be eliminated either by deleting all fractional Shares or by appropriate rounding to the next higher (fractions of one-half or more) or lower (fractions of less than one-half) whole Share. All such adjustments shall be made by the Board in its sole discretion. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into or exchangeable for shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made to, the number of or exercise price for Shares subject to an Option.

                  In the event of the proposed dissolution or liquidation of the Company, all outstanding Options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee or a Successor the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise then be exercisable.

                  Subject to the provisions of Paragraph (b) of this Section 12, in the event of a sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation, each outstanding Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation,

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

         unless the Board, in the exercise of its sole discretion, determines that, in lieu of such assumption or substitution, the Optionee or a Successor shall have the right to exercise the Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise then be exercisable. If in the event of a merger, consolidation or sale of assets the Board makes an Option fully exercisable in lieu of assumption or substitution, the Company shall notify the Optionee or Successor entitled to exercise the Option that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

                  (d) SPECIAL ADJUSTMENTS UPON CHANGE IN CONTROL. In the event of a "Change in Control" of the Company (as defined in Paragraph (c) of this Section 12), unless otherwise determined by the Board in its sole discretion prior to the occurrence of such Change in Control, the following acceleration and valuation provisions shall apply:

                           (i) Any Options outstanding as of the date of such
                  Change in Control that are not yet fully vested on such date shall become fully vested; and

                           (ii) The value of all outstanding Options, measured
                  by the excess of the "Change in Control Price" (as defined in Paragraph (d) of this Section 12) over the exercise price, shall be cashed out. The cash out proceeds shall be paid to the Optionee or the Successor entitled to exercise the Option.

                  (e) DEFINITION OF "CHANGE IN CONTROL". For purposes of this
         Section 12, a "Change in Control" means the happening of any of the following:

                           (i) When any "person," as such term is used in
                  Sections 13(d) and 14(d) of the Act (other than the Company, a Subsidiary or a Company or Subsidiary employee benefit plan, including any trustee of such a plan acting as trustee) becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated by the Commission under the Act, as adopted and amended from time to time and as interpreted by formal or informal opinions of, and releases published or other interpretive advice provided by, the Staff of the Commission), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

                           (i) The consummation of a transaction requiring
                  stockholder approval and involving the sale of all or substantially all of the assets of

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

                  the Company or the merger or consolidation of the Company with or into another corporation.

                  (f) DEFINITION OF "CHANGE IN CONTROL PRICE". For purposes of this Section 12, "Change in Control Price" shall be, as determined by the Board, (i) the highest closing sale price of a Share, as reported by the NASDAQ National Market, any stock exchange on which the Shares are listed or any other recognized securities market on which the Shares are traded, at any time within the sixty (60) day period immediately preceding the date of the Change in Control (the "Sixty-Day Period"), or (ii) the highest price paid or offered, as determined by members of the Board other than the Optionees, in any bona fide transaction or bona fide offer related to the Change in Control, at any time within the Sixty-Day Period.

         13. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be (i) with respect to Options granted under Section 6(b), the dates for the automatic granting thereof as specified in said Section 6(b), and
(ii) with respect to Options granted under Section 6(c), the date on which the Board makes the determination to grant such Options.

         14. OPTION AGREEMENTS. As a condition to the effectiveness of each grant of an Option under this Plan, the Optionee shall enter into a written Option Agreement in such form as may be authorized by the Committee from time to time. Subject to the provisions of Section 19(a), each such Option Agreement shall contain such provisions as are required by the terms of this Plan and may contain such additional provisions not inconsistent with the terms of this Plan as the Committee in its sole discretion may from time to time authorize. Each Option Agreement shall also provide for such minimum waiting period from the date of grant before the Option may be exercised, and such minimum holding period from the date of the acquisition of Shares upon exercise of an Option for which such Shares must be held before making any disposition of such Shares, as may be required by Rule 16b-3.

         15. CONDITIONS UPON ISSUANCE OF SHARES AND TRANSFERS OF OPTIONS. Notwithstanding anything express or implied to the contrary in the Plan or any Option Agreement made hereunder:.

                  (a) No Shares shall be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto, nor shall the transfer of an Option be effective under Section 11 unless the same, shall comply with all applicable Securities Law Requirements and all other applicable provisions of law, including without limitation, any applicable state "blue sky" laws and foreign (national and provincial) securities laws and the rules and regulations promulgated under any of such laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option or the issuance of Shares upon exercise of an Option, or to the transfer of an Option under Section 11, the Company may require the person exercising such Option to make such representations and warranties to the Company as may be required, in the opinion of counsel for the Company, by any of the aforementioned Securities Law Requirements and other laws, which may include, without limitation, representations and warranties that the Shares which are being or may be purchased thereunder are being or will be acquired only for investment and without any present intention to sell or distribute such Shares.

                   (b) The Company shall not have any liability to any Optionee or Successor in respect of any delay in the sale or issuance of Shares, or the transfer of an Option, hereunder until the Company is able to effect any registration or other qualification or obtain such other approval or authority from any governmental authority (domestic or foreign) or self-regulatory organization having jurisdiction thereover, which registration, qualification, approval or authority is deemed by the Company's counsel to be necessary to the lawful sale, issuance or transfer of such Shares or Option, as the case may be, or in respect of any failure to sell or issue such Shares, or to effect any such Option transfer, as to which the Company is unable to obtain such requisite registration, qualification, approval or authority.

                  (c) The Company may, in its discretion, but shall be under no obligation to, effect or obtain any registration or other qualification or approval of any Option granted or transferred hereunder, or of any Shares issuable upon the exercise thereof, under any applicable Securities Law Requirements or any other applicable provisions of law, including without limitation, any applicable state "blue sky" laws and foreign (national and provincial) securities laws and the rules and regulations promulgated under any of such laws, and in the event any such registration, qualification or approval is not effected or obtained, such Option or Shares, as the case may be, shall be subject to such transfer and/or other restrictions (including, if so provided by such laws, rules and regulations, the prohibition of a particular transaction) as may be imposed by such laws, rules and regulations under such circumstances. By way of illustrating, but without limiting the generality of, the foregoing provisions of this Section 15(c), as of the time of the January 18, 2000 amendments to the Plan, the Shares issuable upon the exercise of an Option by a non-Employee director were covered by an effective registration statement which the Company had prior to that date elected to file

         (consistent with the discretion recognized in this Section 15(c)) with the Commission on Form S-8 and would be freely tradable (subject to the filing of a Form 144 and other applicable requirement of Rule 144 as then promulgated by the Commission to the extent applicable to the non-Employee director at the time of any trade) by the non-Employee director, but until the Company were to file (as of the date of such amendments, the Company has not yet filed and may be delayed in doing so until it is eligible to file) with the Commission a registration statement with respect thereto pursuant recent amendments to Form S-8, or were to elect to register under another available Form, the Shares issuable to the transferee of an Option under Section 11 would not upon his or her exercise thereof be able to dispose of such Shares on the public securities markets for such period as may be required by Rule 144 in the absence of an applicable Form S-8 or other registration statement. In the absence of such an effective registration, the Company may condition the transfer of an Option upon its receipt of a written acknowledgment from the transferee that the Option and the Shares issuable thereunder are subject to such transfer and/or other restrictions and require the Option Agreement evidencing such Option and the Shares so issued, as the case may be, shall bear such legends or include other appropriate provisions referencing such restrictions as the Company may reasonably require.

         16. RESERVATION OF SHARES. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         17. EFFECTIVENESS OF PLAN. This Plan was adopted by the Board on, and effective as of, October 18, 1990; subject to the approval hereof by the vote of the Company's stockholders required therefor by the Delaware General Corporation Law and applicable Securities Law Requirements within one (1) year of such adoption by the Board, which approval was obtained at the Annual Meeting of such stockholders held September 5, 1991. Amendments to this Plan changing the frequency and amount of automatic grants and as to certain other matters were adopted by the Board subject to the, and which received such, required approval of the Company's stockholders at the Annual Meeting thereof held August 19, 1992. The Board also approved an increase in the number of Authorized Shares and certain other amendments to this Plan subject to and which received such required approval of the Company's stockholders at the Annual Meeting thereof held August 31, 1995. On September 10, 1997, September 14, 1998, September 22, 1999 and January 18, 2000, the Plan was further amended by the Board as to matters not requiring any stockholder action with respect thereto. The Plan shall continue in full force and effect until (i) terminated by resolution of the Board or (ii) both (A) all Options granted under the Plan have been exercised in full and (B) no Authorized Shares remain available for the granting of additional Options. The termination of

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

the Plan shall not affect Options already granted, which Options shall remain in full force and effect in accordance with their respective terms as if this Plan had not been terminated.

         18. AMENDMENT OF PLAN AND OUTSTANDING OPTIONS. The Board may, in its sole discretion, amend the Plan from time to time, provided that any amendment which Rule 16b-3 or any other Securities Law Requirement requires be approved by the stockholders of the Company shall be made only with the approval of such stockholders. Amendments to the Plan shall apply prospectively to all Options then outstanding under the Plan, except in the case of any amendment which is adverse to an Optionee or a Successor, in which case the amendment shall apply with respect to the outstanding Options held by the adversely affected Optionee or Successor only upon the consent of such Optionee or Successor to such amendment. In exercising its authority under Section 5(b)(vii) to amend outstanding Options, the Committee likewise may make an amendment which adversely affects the Optionee or Successor entitled to exercise the Option only upon the consent of such Optionee or Successor to such amendment. Notwithstanding the provisions of this Section 18, the consent of the Optionee or Successor shall not be required with respect to an amendment to the Plan or to any outstanding Option which is made in order to comply with Securities Law Requirements or which causes a Tax Qualified Option no longer to qualify as such.

         19. GENERAL PROVISIONS.

                  (g) GRANTS TO FOREIGN DIRECTORS. Notwithstanding any other provision of this Plan to the contrary but subject to applicable Securities Law Requirements and tax laws, to the extent deemed necessary or appropriate by the Committee in its sole discretion in order to further the purposes of the Plan with respect to Directors who are foreign nationals and/or employed outside the United States of America, an Option granted to any such Director may be on terms and conditions different from those specified in this Plan in recognition of the differences in the laws, tax policies and customs applicable to such a Director, without the necessity of the Plan being amended to provide for such different terms and conditions.

                  (h) DETERMINATION OF DEADLINES. If any day on or before which action under this Plan or any Option granted hereunder must be taken falls on a Saturday, Sunday or Company-recognized holiday, such action may be taken on the next succeeding day which is not a Saturday, Sunday or Company-recognized holiday.

                  (i) GOVERNING LAW. To the extent that federal laws (such as the Act or the Code) or the Delaware General Corporation Law do not otherwise control, this Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Ohio and construed accordingly.

                  (j) GENDER AND NUMBER. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

                  (k) CAPTIONS. The captions contained in this Plan are for convenience of reference only and do not affect the meaning of any term or provision hereof.




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